UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 22, 2025
Date of report (Date of earliest event reported)

NUVERA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street
New Ulm, Minnesota 56073
(Address of principal executive offices, including zip code)

(507) 354-4111
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter). Emerging growth company Yes ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Nuvera Communications, Inc. (the “Company”), filed on May 22, 2025 (the “Original Form 8-K”). Following the initial filing of the Original Form 8-K, the Company discovered that the filing was only tagged under Item 5.02 and Item 9.01 rather than Item 5.02, Item 5.07 and Item 9.01. The Company is amending the Original Form 8-K to include the missing item tag. No disclosure has changed from the Original Form 8-K as a result of this error.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retirement of Chief Operating Officer

On May 22, 2025, Nuvera Communications, Inc. (the “Company”) issued a press release announcing that its Vice President, Chief Operating Officer and Secretary Barbara A.J. Bornhoft is retiring from the Company at the time of the Company’s 2025 Annual Meeting of Shareholders on May 22, 2025.

A copy of the Company’s press release announcing Barbara Bornhoft retirement is attached as Exhibit 99.1.

Item 5.07 – Submission of Matters to a Vote of Security Holders

Nuvera’s Annual Meeting of Shareholders was held on May 22, 2025, virtually via live webcast at www.virtualshareholdermeeting.com/NUVR2025. Proxies representing 3,326,507 shares, or 64.24% of the 5,178,176 outstanding shares entitled to vote were present at the Annual Meeting, which constituted a quorum. The shareholder voting results for the election of three directors, and the three other matters submitted to shareholders are as follows:

Proposal 1. Three directors were elected to serve until the 2028 Annual Meeting and until the election and qualification of their respective successors, as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes

Nathan Knuth	2,449,685	42,326	834,496
Brian Olsem	2,393,376	98,635	834,496
Bill D. Otis	2,104,490	387,521	834,496

Proposal 2. Shareholders ratified the appointment of Olsen, Thielen & Company, Ltd. as the Company’s independent registered public accounting firm for the 2025 fiscal year, as follows:

Votes For	Votes Against	Abstentions

3,284,098	31,081	11,328

Proposal 3. Shareholders approved the Company’s executive compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,129,498	166,184	196,329	834,496

Proposal 4. Shareholders voted on the frequency of future shareholder advisory votes on executive compensation, as follows:

1 Year	2 Years	3 Years	Abstentions

1,144,796	27,275	1,239,817	80,123

Consistent with the recommendation of the Board of Directors and the vote of the shareholders, the Corporation will continue to include an advisory vote on executive compensation in its proxy materials every three years. This policy will remain in effect until the next required vote on the frequency of such advisory votes.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Nuvera Communication, Inc press release dated May 22, 2025, announcing the retirement of Chief Operating Officer Barbara A.J. Bornhoft
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvera Communications, Inc.

Date: May 27, 2025	By: /s/ Curtis Kawlewski Curtis Kawlewski Chief Financial Officer